EXHIBIT 10 (iii) 23

                          ASSIGNMENT AND ASSUMPTION

                     EMPLOYMENT AGREEMENTS WITH OFFICERS
                 OF CENTRAL HUDSON GAS & ELECTRIC CORPORATION

      Reference is made to the employment agreements ("Agreements") between the individuals listed on Annex A hereto and Central Hudson Gas & Electric Corporation ("Central Hudson"). Central Hudson ("hereinafter 'Assignor') hereby assigns such Agreements, pursuant to authorization of its Board of Directors by action taken on January 28, 2000, in the form attached hereto, to CH Energy Group, Inc. ("Assignee").

      Assignor and Assignee hereby agree as follows:

      Assignor hereby assigns all of its interest and obligations under said Agreements to Assignee and Assignee, pursuant to authorization of its Board of Directors by action taken on February 4, 2000, and pursuant to Section 11(c) of said Agreements, as successor corporation to substantially all of the business and/or assets of Assignor, hereby expressly assumes and agrees to perform, effective December 15, 1999, the Agreements in the same manner and to the same extent Assignor would be required to perform the Agreements if no such succession had taken place.

      Assignee also expressly and unconditionally assumes and agrees to perform, effective December 15, 1999, Assignor's obligations under Assignor's Change of Control Severance Policy and Plan ("Policy"), in the same manner and to the same extent Assignor would be required to perform under the Policy as if no such succession had taken place. References in said Agreement and the Policy to Assignor shall hereinafter be deemed references to Assignee.

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Dated:As of December 15, 1999  By:  /s/  Carl E. Meyer
                                   ------------------------------------
                                   Name: Carl E. Meyer
                                   Title:  President and Chief Operating Officer



                        CH ENERGY GROUP, INC.


Dated:As of December 15, 1999  By:  /s/  Paul J. Ganci
                                  ----------------------------------
                                   Name: Paul J. Ganci
                                   Title:Chairman of the Board, President and
                                         Chief Executive Officer

                                   ANNEX A

            OFFICERS OF CENTRAL HUDSON GAS & ELECTRIC CORPORATION
         COVERED UNDER EMPLOYMENT AGREEMENTS, EFFECTIVE DECEMBER 15,
                                    1999:


                               RONALD P. BRAND

                              JOHN C. CHECKLICK

                               GLADYS L. COOPER

                          JOSEPH J. DE VIRGILIO, JR.

                                DONNA S. DOYLE

                                STEVEN V. LANT

                               JAMES P. LOVETTE

                                CARL E. MEYER

                                ALLAN R. PAGE

                              ARTHUR R. UPRIGHT

                             DENISE D. VAN BUREN